UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 18, 2005

ID-CONFIRM, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

0-50489
(Commission File Number)

98-0222930
(IRS Employer Identification No.)

400-1800 Boulder Street, Denver, CO 80211-6400
(Address of principal executive offices and Zip Code)

(303) 458-5727
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

Effective February 18, 2005 the Registrant entered into a Letter of Intent with Aeros Aviation, LLC. Under the Letter of Intent, Aeros will convey all of its biometric knowledge and assets to the Registrant in exchange for $3.0 to $5.0 million in restricted shares of the Registrant.

Item 9.01. Financial Statements and Exhibits.

10.1 Letter of Intent between Id-Confirm Inc. and Aeros Aviation, LLC dated effective February 18, 2005
99.1 News Release issued by the Registrant on February 22, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ID-CONFIRM, INC.

/s/ Ronald N. Baird____________
By: Ronald N. Baird
President, Chief Executive Officer and Director
Date: February 22, 2005